[GRAPHIC]

Smith Barney
Natural
Resources
Fund Inc.

----------------
ANNUAL REPORT
----------------

October 31, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(R)

                                   [PHOTO]        [PHOTO]

Smith Barney                       Heath B.       John G.
Natural Resources                  McLendon       Goode
Fund Inc.
                                   Chairman       Vice President and
                                                  Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Natural Resources Fund Inc. ("Fund") for the year ended October 31, 1998. In this report we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Performance Update

The Natural Resources Fund seeks long-term capital appreciation by investing primarily in natural resource investments. For the year ended October 31, 1998, the Fund posted a negative total return of 28.13% for Class A shares. In comparison, the Fund's Lipper Analytical Services, Inc. peer group generated a negative total return of 26.60% for the same period. (Lipper is a major fund tracking organization.)

A Specialty Series Fund

The Natural Resources Fund is part of the Specialty Series of Smith Barney Mutual Funds. Specialty Series mutual funds explore opportunities in a narrower sector of the market or by using a narrower investment focus.

Economic and Market Update

All natural resources funds have been challenged so far in 1998 by the bear market in the natural resources industry caused, in our view, primarily by economic crises in developing markets around the world. The crises started with the collapse of the Thai baht in July of 1997 and spread quickly from there to Indonesia, Singapore, Taiwan, Malaysia and Hong Kong. China and Japan did not experience currency crises, but their economies were affected by the region's chaos. By early this year, fears of similar turmoil spread to all of the world's regions including South America, the former Soviet Union, etc., and even the developed nations in North America and Europe.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       1

Investors correctly perceived these events as negative for the natural resource industry, which depend on economic activity for growth in demand. In fact, virtually every natural resource industry has been involved in a bear market since the Asian crisis began in earnest last October. Yet, the downdraft reached what appears to be a climactic end in August, with resource stocks down 50%-70%, and in many cases selling at valuation levels not seen in the last fifteen years.

In response to the poor performance of natural resource stocks and because we thought this mediocre performance would continue, we raised the Fund's cash position to 35% and held this cash position throughout August. In September, with many natural resource stocks selling at very low historic levels, we became fully invested. Raising such large levels of cash has not been how we have normally managed the Fund in the past. Yet, even the most casual observer would admit that this past year has not been a "normal" one for natural resources.

Since the end of August, natural resource stocks have performed better, and the Fund has rebounded as well. Since its low of $13.76 per share on August 31, 1998, the Fund's net asset value ("NAV") has increased by 20.35% to $16.56 on October 31, 1998 for Class A shares. As we will discuss in the next section of this letter, we think that natural resource stocks have reached a major cyclical bottom, and are likely to experience better performance over the next 12 to 18 months.

We are committed to finding the companies that we believe are the best positioned to benefit from the eventual upturn. In some cases, that may mean the largest companies in a particular industry. In other cases, it may involve smaller-sized companies that are well-positioned to succeed in a specific market niche. In all cases, it will involve buying these companies at historically low valuations. The current market environment offers great opportunities in this regard.

Market Outlook

During the reporting period, many natural resource stocks reached valuation levels not seen since the recessions of 1981-1982 or 1990-1992. Many stocks in the group are currently trading at or below book value, and many have dividend yields of 4% to 5% or more, compared with an average yield of roughly 1.5% for the S&P 500 as of the end of October.

While the immediate future is always difficult to predict, we think these valuation levels offer an attractive starting point for long-term investors who are interested in the opportunities presented by natural resource industries. In our opinion, as the world's economies eventually recover from the shocks of the past year, growth should reaccelerate in many parts of the world. When this happens, natural resource stocks should have tremendous earnings leverage.

--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

A section follows on page four entitled "Opportunities in the Paper Industry" where we discuss in greater detail why we think select paper company stocks are attractive.

The last year has been a difficult one for the Fund. Yet, we are convinced that the worst may be behind us and that patient long-term investors who seek capital appreciation and who can tolerate significant short-term volatility should ultimately be rewarded. We encourage you to visit our improved Web site at www.smithbarney.com. Thank you for your investment in the Smith Barney Natural Resources Fund. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon              /s/ John G. Goode

Heath B. McLendon                  John G. Goode
Chairman                           Vice President and
                                   Investment Officer

November 23, 1998

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       3

Opportunities in the Paper Industry

One of the more interesting developments in the natural resource industries lately has been the voluntary and involuntary reduction of capital spending that is occurring virtually across the board. In the developed countries, capital expenditures are being reduced because of lower cash flows, and also because many managers have become more focused on improving the returns on the capital employed in their business. In the developing world, where many investments over the last several years may have been made with little regard to the returns they would generate, the events of the past year are forcing similar spending cuts.

We think that these spending cuts are the seeds from which the next industry upturns will sprout. Demand in many of these industries grows steadily over time -- supply growth is the variable that changes substantially throughout the business cycle. The next time demand recovers it will meet less new supply in many industries than has been the case in previous economic recoveries. This should make for powerful improvements in profitability in these industries.

Nowhere is this more true than in the paper industry, which is very capital intensive. In the last two years, we have seen significant consolidation within this industry, creating the possibility of capacity reduction in several paper grades. In addition, one of the byproducts of the Asian crisis has been the cancellation of numerous projects scheduled to be built in the region. Over the next two years, the paper industry is planning to add less new papermaking capacity than at any time since the 1940s.

Paper stocks tend to trade in anticipation of announced price changes. Currently, prices are weak, and they may head lower in the next few months. However, if demand stabilizes, we expect the conditions described above to cause prices to reach bottom levels relatively soon and go higher thereafter.

We believe that paper stocks, having reached valuation levels similar to those last seen in the recession of 1990-1992, offer attractive risk/reward tradeoffs. As of October 31, 1998, the Fund holds roughly a 14% position in the paper industry, and will likely use any sell off in the group to add to our position. The Fund's largest paper industry holdings at the present time are Georgia Pacific Corporation, Weyerhauser Corporation, Union Camp Corporation, Champion International and Jefferson Smurfit Corporation.

--------------------------------------------------------------------------------
4                                            1998 Annual Report to Shareholders


================================================================================
Historical Performance -- Class A Shares
================================================================================
                      Net Asset Value
                    ------------------
                    Beginning    End     Income    Capital Gain     Return    Total
Year Ended           of Year   of Year  Dividends  Distributions  of Capital Returns(1)
=======================================================================================
10/31/98              $23.23     $16.56     $0.00      $0.16        $0.00    (28.13)%
---------------------------------------------------------------------------------------
10/31/97               22.95      23.23      0.33       0.00         0.00      2.67
---------------------------------------------------------------------------------------
10/31/96               16.50      22.95      0.00       0.00         0.00     39.09
---------------------------------------------------------------------------------------
10/31/95               21.44      16.50      0.00       0.00         0.00    (23.04)
---------------------------------------------------------------------------------------
10/31/94               18.89      21.44      0.00       0.00         0.00     13.50
---------------------------------------------------------------------------------------
10/31/93               13.27      18.89      0.00       0.00         0.00     42.35
---------------------------------------------------------------------------------------
10/31/92               13.93      13.27      0.06       0.00         0.03     (4.09)
---------------------------------------------------------------------------------------
10/31/91               13.63      13.93      0.00       0.00         0.00      2.20
---------------------------------------------------------------------------------------
10/31/90               16.96      13.63      0.21       0.00         0.11    (18.18)
---------------------------------------------------------------------------------------
10/31/89               16.43      16.96      0.00       0.00         0.00      3.23
=======================================================================================
Total                                       $0.60      $0.16        $0.14
=======================================================================================

=======================================================================================
Historical Performance -- Class B Shares
=======================================================================================
                       Net Asset Value
                      -----------------
                      Beginning   End     Income   Capital Gain     Return    Total
Year Ended             of Year  of Year  Dividends Distributions  of Capital Returns(1)
=======================================================================================
10/31/98              $22.60     $16.00     $0.00      $0.16        $0.00    (28.61)%
---------------------------------------------------------------------------------------
10/31/97               22.32      22.60      0.15       0.00         0.00      1.95
---------------------------------------------------------------------------------------
10/31/96               16.15      22.32      0.00       0.00         0.00     38.20
---------------------------------------------------------------------------------------
10/31/95               21.14      16.15      0.00       0.00         0.00    (23.60)
---------------------------------------------------------------------------------------
10/31/94               18.75      21.14      0.00       0.00         0.00     12.75
---------------------------------------------------------------------------------------
Inception*-10/31/93    13.35      18.75      0.00       0.00         0.00     40.45+
=======================================================================================
Total                                       $0.15      $0.16        $0.00
=======================================================================================

=======================================================================================
Historical Performance -- Class L Shares(2)
=======================================================================================
                      Net Asset Value
                     ------------------
                     Beginning    End     Income   Capital Gain     Return    Total
Year Ended            of Year   of Year  Dividends Distributions  of Capital Returns(1)
=======================================================================================
10/31/98              $22.62     $16.03     $0.00      $0.16        $0.00    (28.54)%
---------------------------------------------------------------------------------------
10/31/97               22.32      22.62      0.15       0.00         0.00      2.04
---------------------------------------------------------------------------------------
10/31/96               16.16      22.32      0.00       0.00         0.00     38.12
---------------------------------------------------------------------------------------
Inception*-10/31/95    20.63      16.16      0.00       0.00         0.00    (21.67)+
=======================================================================================
Total                                       $0.15      $0.16        $0.00
=======================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       5

================================================================================
Average Annual Total Returns
================================================================================

                                            Without Sales Charges(1)
                                    --------------------------------------------
                                    Class A          Class B          Class L(2)
================================================================================
Year Ended 10/31/98                 (28.13)%         (28.61)%          (28.54)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/98            (2.16)           (2.83)             N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/98              0.55             N/A               N/A
--------------------------------------------------------------------------------
Inception* through 10/31/98           1.49             3.33             (5.78)
================================================================================

                                             With Sales Charges(3)
                                    --------------------------------------------
                                    Class A         Class B          Class L(2)
================================================================================
Year Ended 10/31/98                 (31.72)%        (32.15)%         (29.25)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/98            (3.16)          (3.02)            N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/98              0.04            N/A              N/A
--------------------------------------------------------------------------------
Inception*   through 10/31/98         1.06            3.33            (5.78)
================================================================================


================================================================================
Cumulative Total Returns
================================================================================

                                                      Without Sales Charges(1)
================================================================================
Class A (10/31/88 through 10/31/98)                             5.64%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/98)                          21.69
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/98)(2)                      (21.11)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are November 24, 1986, November 6, 1992 and November 7, 1994, respectively.

--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class A Shares of
                  the Smith Barney Natural Resources Fund Inc.
              vs. MSCI World Index and Standard & Poor's 500 Index+

--------------------------------------------------------------------------------

                          October 1988 -- October 1998

                                  [LINE GRAPH]

             Smith Barney                                Standard & Poors
           Natural Resources    MSCI World Index            500 Index
---------------------------------------------------------------------------
10/88         $ 9,503               $10,000                 $10,000
10/89           9,809                11,402                  12,636
10/90           8,026                10,174                  11,690
10/91           8,202                11,845                  15,596
10/92           7,867                11,291                  17,148
10/93          11,198                14,417                  19,704
10/94          12,710                15,595                  20,465
10/95           9,781                17,159                  25,870
10/96          13,605                20,048                  32,102
10/97          13,968                23,507                  42,407
10/98          10,038                27,194                  51,741


+ Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1988, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. The Morgan Stanley Capital International World Index ("MSCI World Index") is an arithmetic average weighted by the market value performance of 1,468 securities listed on the stock exchanges of the USA, Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include the reinvestment of dividends. The indexes are unmanaged and not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       7

================================================================================
Portfolio Highlights (unaudited)                                October 31, 1998
================================================================================

Portfolio Breakdown*

                                  [PIE CHART]

                    Repurchase Agreement               9.9%
                    Aluminum                           5.8%
                    Base Metals                       11.1%
                    Chemicals                          3.8%
                    Energy Service & Equipment         4.1%
                    Oil Exploration & Products        25.5%
                    Industrial Controls                1.3%
                    Gold                               6.7%
                    Miscellaneous                      4.4%
                    Paper Products                    13.8%
                    Oil & Gas                          2.4%
                    Steel                             10.1%
                    Refining & Marketing               1.1%


                                                               Percentage of
Exposure by Country                                          Total Investments
--------------------------------------------------------------------------------
United States                                                      86.0%
Canada                                                              5.2
United Kingdom                                                      4.2
Australia                                                           4.1
Indonesia                                                           0.5

                                                               Percentage of
Top Ten Common Stock Holdings                                Total Investments
--------------------------------------------------------------------------------
Georgia Pacific Corp.                                               3.7%
Louis Dreyfus Natural Gas Corp.                                     3.6
Aluminum Co. of America                                             3.4
Rio Tinto PLC                                                       3.3
Ocean Energy Inc.                                                   3.2
E.I. du Pont de Nemours & Co.                                       3.1
Oregon Steel Mills Industries, Inc., Class A Shares                 3.1
Sons of Gwalia Ltd.                                                 3.0
Burlington Resources Inc.                                           2.6
Halliburton Co.                                                     2.6

* Percentage of total investments.

--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

================================================================================
Schedule of Investments                                         October 31, 1998
================================================================================

  SHARES                         SECURITY                                VALUE
================================================================================
COMMON STOCK -- 88.7%
Aluminum -- 5.8%
    24,000   Aluminum Co. of America                                 $1,902,000
   110,000   Billiton PLC                                               265,733
   100,000   Kaiser Aluminum Corp.(a)                                   631,250
     7,000   Reynolds Metals Co.                                        419,562
--------------------------------------------------------------------------------
                                                                      3,218,545
--------------------------------------------------------------------------------
Base Metals -- 11.0%
    50,000   Freeport McMoRan, Copper & Gold Inc., Class B Shares       615,625
    11,000   Phelps Dodge Corp.                                         633,875
    90,000   RTI Titanium Co.(a)(b)                                   1,338,750
   150,000   Rio Tinto PLC                                            1,827,522
    75,000   Titanium Metals Corp.(b)                                   787,500
    45,000   Wolverine Tube, Inc.                                       953,437
--------------------------------------------------------------------------------
                                                                      6,156,709
--------------------------------------------------------------------------------
Chemicals -- 3.8%
    30,000   E.I. du Pont de Nemours and Co.                          1,725,000
    10,000   Union Carbide Corp.                                        385,000
--------------------------------------------------------------------------------
                                                                      2,110,000
--------------------------------------------------------------------------------
Energy Service & Equipment -- 4.1%
    65,000   Baker Hughes Inc.                                        1,434,062
    50,000   Noble Drilling Corp.(a)                                    859,375
--------------------------------------------------------------------------------
                                                                      2,293,437
--------------------------------------------------------------------------------
Gold -- 6.7%
    60,000   Barrick Gold Corp.(b)                                    1,282,500
   280,000   Crown Resources Corp.(a)(b)                                700,000
   212,212   Normandy Mining Ltd. Warrants, Expire 4/30/01(a)            17,828
   250,000   Ourominas Minerals Inc. Warrants, Expire 2/14/99(a)             0
   530,551   Sons of Gwalia Ltd.                                      1,648,500
 2,017,666   Tanami Gold NL(a)                                          107,981
--------------------------------------------------------------------------------
                                                                      3,756,809
--------------------------------------------------------------------------------
Miscellaneous -- 4.4%
    50,000   Advanced Polymer Systems Inc.(a)                           225,000
    50,000   Archer-Daniels-Midland Co.                                 834,375
 3,300,000   Austral Coal Ltd.                                          308,048
    70,000   United Road Services Inc.(a)                             1,120,000
--------------------------------------------------------------------------------
                                                                      2,487,423
--------------------------------------------------------------------------------
Oil & Gas -- 2.4%
    25,000   Conoco Inc., Class A Shares(a)                             621,875
    20,000   Pennzoil Co.                                               717,500
--------------------------------------------------------------------------------
                                                                      1,339,375
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       9

================================================================================
Schedule of Investments (continued)                             October 31, 1998
================================================================================

  SHARES                         SECURITY                                               VALUE
================================================================================================
Oil Exploration & Products -- 25.5%
 1,450,000   Abacan Resource Corp.(a)                                                $   453,125
    26,000   Abacan Resource Corp. Canada(a)                                               7,226
    30,000   Apache Corp.                                                                849,375
     8,000   Atlantic Richfield Co.                                                      551,000
    35,000   Burlington Resources Inc.                                                 1,441,562
     6,000   Chevron Corp.                                                               489,000
    40,000   Cooper Cameron Corp.(a)                                                   1,390,000
    10,000   EEX Corp.(a)                                                                 38,750
    40,000   Halliburton Co.                                                           1,437,500
    55,000   Imperial Oil Ltd.                                                           871,040
    15,000   K N Energy, Inc.                                                            745,312
   139,000   Louis Dreyfus Natural Gas Corp.                                           2,024,187
   145,000   Ocean Energy Inc.(a)(b)                                                   1,812,500
    20,000   Schlumberger Ltd.                                                         1,050,000
    15,000   Smith International, Inc.(a)                                                539,062
    15,000   Transocean Offshore Inc.                                                    554,062
------------------------------------------------------------------------------------------------
                                                                                      14,253,701
------------------------------------------------------------------------------------------------
Paper Products -- 13.8%
   475,000   Asia Pacific Resources International Holdings Ltd., Class A Shares(a)       237,500
    30,000   Champion International Corp.                                                958,125
    40,000   Georgia Pacific Group                                                     2,070,000
    95,000   Jefferson Smurfit Corp.(a)(b)                                             1,086,562
    20,000   Mead Corp.                                                                  632,500
    30,000   Union Camp Corp.                                                          1,290,000
    21,000   Weyerhaeuser Co.                                                            983,062
    15,000   Willamette Industries, Inc.                                                 465,000
------------------------------------------------------------------------------------------------
                                                                                       7,722,749
------------------------------------------------------------------------------------------------
Refining & Marketing -- 1.1%
    25,000   Valero Energy Corp.                                                         625,000
------------------------------------------------------------------------------------------------
Steel -- 10.1%
   150,000   The LTV Corp.(b)                                                            918,750
    15,000   Nucor Corp.                                                                 679,687
   140,000   Oregon Steel Mills Industries, Inc., Class A Shares                       1,715,000
    70,000   Schnitzer Steel Industries, Inc., Class A Shares                          1,085,000
    55,000   USX-US Steel Group                                                        1,278,750
------------------------------------------------------------------------------------------------
                                                                                       5,677,187
------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $58,361,293)                                                    49,640,935
================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            October 31, 1998
================================================================================

  SHARES                         SECURITY                                  VALUE
================================================================================
PUT OPTION -- 0.1%
Base Metals -- 0.1%
    50,000   Freeport-McMoRan Copper & Gold, Inc., Class B Shares,
               $10, Expire 5/22/99 (Cost -- $64,000)                 $    59,375
================================================================================
CONVERTIBLE PREFERRED STOCK -- 1.3%
Industrial Controls -- 1.3%
    20,000   Cyprus Amax Minerals Co. (Cost -- $735,000)                 735,000
================================================================================

   FACE
  AMOUNT                         SECURITY                                  VALUE
================================================================================
REPURCHASE AGREEMENT -- 9.9%
$5,540,000   CIBC Wood Gundy Securities Inc., 5.250% due 11/2/98;
               Proceeds at maturity -- $5,542,424; (Fully
               collateralized by U.S. Treasury Notes, 6.375%
               due 5/15/99; Market value -- $5,651,017)
               (Cost -- $5,540,000)                                    5,540,000
================================================================================
           TOTAL INVESTMENTS -- 100%
             (Cost -- $64,700,293*)                                  $55,975,310
================================================================================
(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Note 6).
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      11

================================================================================
Statement of Assets and Liabilities                             October 31, 1998
================================================================================

ASSETS:
  Investments, at value (Cost -- $64,700,293)                      $ 55,975,310
  Cash                                                                   41,789
  Collateral for securities loaned (Note 6)                           4,872,190
  Receivable for Fund shares sold                                     3,677,977
  Dividends and interest receivable                                       1,281
--------------------------------------------------------------------------------
  Total Assets                                                       64,568,547
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities loaned (Note 6)                              4,872,190
  Payable for Fund shares purchased                                      38,290
  Management fees payable                                                22,172
  Distribution fees payable                                               9,010
  Accrued expenses                                                       74,849
--------------------------------------------------------------------------------
  Total Liabilities                                                   5,016,511
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 59,552,036
================================================================================
NET ASSETS:
  Par value of capital shares                                      $      3,664
  Capital paid in excess of par value                                84,285,806
  Overdistributed net investment income                                  (6,373)
  Accumulated net realized loss from security
    transactions and options                                        (16,006,078)
  Net unrealized depreciation of investments                         (8,724,983)
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 59,552,036
================================================================================
Shares Outstanding:
  Class A                                                             1,639,534
--------------------------------------------------------------------------------
  Class B                                                             1,831,371
--------------------------------------------------------------------------------
  Class L                                                               193,162
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $16.56
--------------------------------------------------------------------------------
  Class B*                                                               $16.00
--------------------------------------------------------------------------------
  Class L*                                                               $16.03
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per share)      $17.43
--------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)      $16.19
================================================================================
 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

================================================================================
Statement of Operations                      For the Year Ended October 31, 1998
================================================================================

INVESTMENT INCOME:
  Dividends                                                        $    908,505
  Interest                                                              346,555
  Less: Foreign withholding tax                                         (22,528)
--------------------------------------------------------------------------------
  Total Investment Income                                             1,232,532
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                              607,349
  Distribution fees (Note 2)                                            563,085
  Shareholder and system servicing fees                                 210,116
  Registration fees                                                      65,638
  Audit and legal                                                        47,151
  Custody                                                                40,138
  Shareholder communications                                             29,207
  Directors' fees                                                        20,847
  Other                                                                   2,065
--------------------------------------------------------------------------------
  Total Expenses                                                      1,585,596
--------------------------------------------------------------------------------
Net Investment Loss                                                    (353,064)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES
(NOTES 3 AND 5):
  Realized Loss From:
    Security transactions (excluding short-term securities)         (13,171,938)
    Options written                                                    (197,090)
    Foreign currency transactions                                      (106,627)
--------------------------------------------------------------------------------
  Net Realized Loss                                                 (13,475,655)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments:
    Beginning of year                                                 5,525,267
    End of year                                                      (8,724,983)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                           (14,250,250)
--------------------------------------------------------------------------------
Net Loss on Investments, Options and Foreign Currencies             (27,725,905)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(28,078,969)
================================================================================

                 See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      13

================================================================================
Statements of Changes in Net Assets              For the Years Ended October 31,
================================================================================

                                                              1998              1997
=======================================================================================
OPERATIONS:
  Net investment loss                                  $    (353,064)     $    (969,805)
  Net realized gain (loss)                               (13,475,655)        11,756,075
  Increase in net unrealized depreciation                 14,250,250)        (7,149,300)
---------------------------------------------------------------------------------------
  Increase (Decrease) in Net
    Assets From Operations                               (28,078,969)         3,636,970
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                           --         (1,377,238)
  Net realized gain                                         (770,167)                --
---------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                           (770,167)        (1,377,238)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                       279,084,458        351,964,263
  Net asset value of shares issued for
    reinvestment of dividends                                732,813          1,321,529
  Cost of shares reacquired                             (310,116,382)      (368,936,754)
---------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                              (30,299,111)       (15,650,962)
---------------------------------------------------------------------------------------
Decrease in Net Assets                                   (59,148,247)       (13,391,230)
NET ASSETS:
  Beginning of year                                      118,700,283        132,091,513
---------------------------------------------------------------------------------------
  End of year(*)                                       $  59,552,036      $ 118,700,283
=======================================================================================
 * Includes overdistributed net investment income of:  $      (6,373)     $    (329,174)
=======================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

Smith Barney Natural Resources Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. Gold bullion is valued at the daily London afternoon fixing;
(c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) gains or losses on the sale of securities are calculated by using the specific identification method;
(j) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $459,457 and accumulated net realized gain of $14 was reclassified

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      15

================================================================================
Notes to Financial Statements (continued)
================================================================================

to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays MMC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB (as well as certain other broker-dealers) continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the year ended October 31, 1998, SSB received brokerage commissions of $14,131.

On June 12, 1998, the Fund's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred.

--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

For the year ended October 31, 1998, CDSC's paid to SSB and sales charges received by SSB were approximately:

                                          Class A      Class B      Class L
================================================================================
CDSCs                                       --         $242,000     $1,000
--------------------------------------------------------------------------------
Sales Charges                             $27,000         --         2,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.

For the year ended October 31, 1998, total Distribution Plan fees incurred were:

                                          Class A      Class B      Class L
================================================================================
Distribution Plan Fees                    $82,238     $438,557      $42,290
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $115,121,956
--------------------------------------------------------------------------------
Sales                                                                155,723,201
================================================================================

At October 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  3,432,575
Gross unrealized depreciation                                       (12,157,558)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (8,724,983)
================================================================================

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      17

================================================================================
Notes to Financial Statements (continued)
================================================================================

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1998, there were no open futures contracts.

5. Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At October 31, 1998, the Fund had no open purchased call option contracts and one open purchased put option with a total cost of $64,000.

--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the year ended October 31, 1998:

                                                            Number of
                                                            Contracts  Premium
================================================================================
Options written, outstanding at October 31, 1997            1,000     $ 210,992
Options written during the the year ended October 31, 1998  2,065       318,418
Options cancelled in closing purchase transactions         (1,500)     (189,243)
Options expired                                            (1,300)     (240,090)
Options exercised                                            (265)     (100,077)
--------------------------------------------------------------------------------
Options written, outstanding at October 31, 1998                0     $       0
================================================================================

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      19

================================================================================
Notes to Financial Statements (continued)
================================================================================

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 1998, the Fund loaned common stock having a value of $4,636,144 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
  Banca Commerciale Italiano, London, 5.594% due 11/2/98              $  244,125
  Bank of Austria, 5.563% due 11/2/98                                    244,125
  Banque Bruxelles Lambert, London, 5.563% due 11/2/98                   244,125
  Bayerische Landesbank, London, 5.563% due 11/2/98                      244,125
  Citibank, London, 5.783% due 11/2/98                                   244,125
  Credit Commerciale, 5.563% due 11/2/98                                 244,125
  Credit Communal De Belgique, G.C., 5.375% due 11/2/98                   12,577
  Credit Local De France, 5.625% due 11/2/98                             244,125
  Den Norske Bank, 5.563% due 11/2/98                                    244,125
  Deutsche Bank, London, 5.500% due 11/2/98                              244,125
  Dresdner Bank, 5.563% due 11/2/98                                      244,125
  Generale Bank, 5.563% due 11/2/98                                      244,125
  Landesbank Hessen Thuringen, 5.625% due 11/2/98                        244,124
  Rabobank, London, 5.594% due 11/2/98                                   244,125

Commercial Paper:
  Associates Corp. of North America, 5.723% due 11/2/98                  244,008
  Ford Motor Credit Corp., 5.693% due 11/2/98                            244,009
  General Electric Credit, 5.693% due 11/2/98                            244,009
  Goldman Sachs Group LP, 5.753% due 11/2/98                             221,825
  New Center Asset Trust, 5.723% due 11/2/98                             244,008
  Trident Capital Finance Inc., 5.803% due 11/2/98                       244,006

Loan Participation:
  J&H Marsh & McLennan Inc., 5.850% due 11/2/98                          244,124
--------------------------------------------------------------------------------
Total                                                                 $4,872,190
================================================================================

Interest income earned from securities lending for the year ended October 31, 1998 was $16,402.

--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8. Concentration of Risk

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund also intends to invest at least 65% of its assets in natural resource-related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

9. Capital Loss Carryforward

At October 31, 1998, the Fund had, for Federal income tax purposes, approximately $15,192,000 of capital loss carryforwards available to offset any future realized capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                      10/31/99      10/31/00        10/31/06
================================================================================
Carryforward Amounts                 $1,000,000    $1,320,000      $12,872,000
================================================================================

10. Capital Shares

At October 31, 1998, the Fund had three billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      21

================================================================================
Notes to Financial Statements (continued)
================================================================================

At October 31, 1998, total paid-in capital amounted to the following for each class:

                                    Class A          Class B          Class L
================================================================================
Total Paid-in Capital             $49,042,708      $31,366,148      $3,880,614
================================================================================

Transactions in shares of each class were as follows:

                            Year Ended                      Year Ended
                         October 31, 1998                October 31, 1997
                     --------------------------    -----------------------------
                       Shares         Amount         Shares            Amount
================================================================================
Class A
Shares sold          12,798,401   $ 253,356,342    12,511,559     $ 290,617,251
Shares issued on
  reinvestment           14,116         279,913        32,875           752,525
Shares redeemed     (13,131,266)   (261,226,158)  (12,787,207)     (297,753,915)
--------------------------------------------------------------------------------
Net Decrease           (318,749)  $  (7,589,903)     (242,773)    $  (6,384,139)
================================================================================
Class B
Shares sold           1,175,562   $  22,620,288     2,489,353     $  56,140,451
Shares issued on
  reinvestment           21,547         415,220        22,934           513,732
Shares redeemed      (2,322,354)    (43,993,495)   (2,869,859)      (64,659,897)
--------------------------------------------------------------------------------
Net Decrease         (1,125,245)  $ (20,957,987)     (357,572)    $  (8,005,714)
================================================================================
Class L*
Shares sold             157,951   $   3,107,828       230,260     $   5,206,561
Shares issued on
  reinvestment            1,953          37,680         2,466            55,272
Shares redeemed        (249,370)     (4,896,729)     (290,629)       (6,522,942)
--------------------------------------------------------------------------------
Net Decrease            (89,466)  $  (1,751,221)      (57,903)    $  (1,261,109)
================================================================================
* On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class A Shares                              1998(1)   1997      1996(1)   1995       1994
=============================================================================================
Net Asset Value, Beginning of Year          $23.23    $22.95    $16.50    $21.44     $18.89
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)               (0.01)    (0.12)     0.08     (0.23)(*)  (0.06)
  Net realized and unrealized gain (loss)    (6.50)     0.73      6.37     (4.71)      2.61
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (6.51)     0.61      6.45     (4.94)      2.55
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --     (0.33)       --        --         --
  Net realized gain                          (0.16)       --        --        --         --
---------------------------------------------------------------------------------------------
Total Distributions                          (0.16)    (0.33)       --        --         --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $16.56    $23.23    $22.95    $16.50     $21.44
---------------------------------------------------------------------------------------------
Total Return                                (28.13)%    2.67%    39.09%   (23.04)%    13.50%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $27,147   $45,488   $50,521   $27,884    $41,370
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.57%     1.51%     1.62%     1.99%      1.81%
  Net investment income (loss)               (0.05)    (0.32)     0.15     (1.46)     (0.34)
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        151%      101%      120%       40%        50%
=============================================================================================


Class B Shares                              1998(1)   1997      1996(1)   1995       1994
==============================================================================================
Net Asset Value, Beginning of Year          $22.60    $22.32    $16.15    $21.14     $18.75
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                        (0.13)    (0.27)    (0.09)    (0.22)*    (0.33)
  Net realized and unrealized gain (loss)    (6.31)     0.70      6.26     (4.77)      2.72
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (6.44)     0.43      6.17     (4.99)      2.39
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --     (0.15)       --        --         --
  Net realized gain                          (0.16)       --        --        --         --
----------------------------------------------------------------------------------------------
Total Distributions                          (0.16)    (0.15)       --        --         --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $16.00    $22.60    $22.32    $16.15     $21.14
----------------------------------------------------------------------------------------------
Total Return                                (28.61)%    1.95%    38.20%   (23.60)%    12.75%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $29,309   $66,819   $73,969   $25,747    $37,704
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    2.23%     2.18%     2.29%     2.62%      2.54%
  Net investment loss                        (0.71)    (0.99)    (0.83)    (2.11)     (1.06)
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        151%      101%      120%       40%        50%
==============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
*    Includes realized gains and losses from foreign currency transactions.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      23

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended October 31:

Class L Shares(1)                             1998(2)       1997         1996(2)      1995(3)
===============================================================================================
Net Asset Value, Beginning of Year           $22.62        $22.32       $16.16       $20.63
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                (0.12)        (0.23)        0.05        (0.29)*
  Net realized and unrealized gain (loss)     (6.31)         0.68         6.11        (4.18)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (6.43)         0.45         6.16        (4.47)
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --         (0.15)          --           --
  Net realized gain                           (0.16)           --           --           --
-----------------------------------------------------------------------------------------------
Total Distributions                           (0.16)        (0.15)          --           --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $16.03        $22.62       $22.32       $16.16
-----------------------------------------------------------------------------------------------
Total Return                                 (28.54)%        2.04%       38.12%      (21.67)%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $3,096        $6,393       $7,602         $572
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     2.17%         2.12%        2.25%        2.69%+
  Net investment loss                         (0.63)        (0.92)       (0.21)       (1.97)+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         151%          101%         120%          40%
===============================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from November 7, 1994 (inception date) to October 31, 1995.
 *   Includes realized gains and losses from foreign currency transactions.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended October 31, 1998:

    o Long-term capital gain distributions paid of $770,181.

--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney Natural Resources Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Natural Resources Fund Inc. as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1994 were audited by other auditors whose report thereon, dated December 29, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Natural Resources Fund Inc. as of October 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                /s/ KPMG Peat Marwick LLP

New York, New York
December 14, 1998

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      25

                                                     SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Directors                         Investment Manager
                                  and Administrator
Herbert Barg
Alfred J. Bianchetti              Mutual Management Corp.
Martin Brody
Dwight B. Crane
Burt N. Dorsett                   Distributor
Elliot S. Jaffe
Stephen E. Kaufman                CFBDS, Inc.
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.            Custodian

James J. Crisona, Emeritus        The Chase Manhattan Bank, N.A.


Officers                          Shareholder
                                  Servicing Agent
Heath B. McLendon
President and                     First Data Investor Services Group, Inc.
Chief Executive Officer           P.O. Box 9134
                                  Boston, MA 02205-9134
Lewis E. Daidone
Senior Vice President
and Treasurer                     This report is submitted for the general
                                  information of the shareholders of Smith
John G. Goode                     Barney Natural Resources Fund Inc. It is
Vice President and                not authorized for distribution to
Investment Officer                prospective investors unless accompanied
                                  or preceded by a current Prospectus for
David Stadlin                     the Fund, which contains information
Investment Officer                concerning the Fund's investment policies
                                  and expenses as well as other pertinent
Irving P. David                   information.
Controller
                                  Salomon Smith Barney is a service mark
Christina T. Sydor                of Salomon Smith Barney Inc.
Secretary

                                  Smith Barney
                                  Natural Resources
                                  Fund Inc.
                                  388 Greenwich Street, MF-2
                                  New York, New York 10013

                                  www.smithbarney.com

                                  FD01578 12/98